EXHIBIT 10.16

Privé et Confidentiel

Le 30 Novembre 2007

CXR ANDERSON JACOBSON S.A.S.	(1)
(le Constituant)

GVEC RESOURCE IV INC.	(2)
(l’Agent Administratif)

et

LES PRETEURS	(3)

CONVENTION DE NANTISSEMENT DE
FONDS DE COMMERCE

Sommaire

Article		Page

1	Définitions - Interprétation	1

2	Nantissement du Fonds de Commerce	3

3	Désignation du Fonds de Commerce nanti	3

4	Enregistrement et frais	4

5	Déclarations et garanties	4

6	Engagements du Constituant	6

7	Assurances	7

8	Durée	8

9	Réalisation du nantissement	8

10	Notifications	9

11	Dispositions générales	9

12	Successeurs et Ayants-Droit	9

13	Loi applicable et attribution de juridiction	10

Annexe 1 Les Prêteurs		11

PAGE DE SIGNATURE		12

ENTRE LES SOUSSIGNES :

(1)                        CXR ANDERSON JACOBSON, société par actions simplifiée au capital social de 1.350.000 euros, dont le siège social est situé rue de l’Ornette 28140 Abondant, France, immatriculée au Registre du Commerce et des Sociétés de Dreux sous le numéro unique d’identification 785 754 706, représentée par la personne identifiée en page de signature des présentes (ci-après dénommée le « Constituant ») ;

(2)                        GVEC RESOURCE IV INC., international business company de droit des Iles Vierges Britanniques, dont le siège social est situé au Walkers (BVI) Limited, Walkers Chambers, PO Box 92, Road Town, Tortola, Iles Vierges Britanniques, immatriculée sous le numéro 1027282, représentée par la personne identifiée en page de signature des présentes, agissant tant en son nom propre qu’au nom et pour le compte des Prêteurs (l’« Agent Administratif ») ; et

(3)                        Chacun des prêteurs au titre de la Convention de Crédit (tel que ce terme est défini ci-dessous) identifié en Annexe 1 des présentes, ainsi que ses successeurs, cessionnaires et ayants-droit, représenté par l’Agent Administratif (collectivement, les « Prêteurs »).

IL A ETE PREALABLEMENT EXPOSE CE QUI SUIT :

(A)                    Aux termes d’une convention de crédit de droit Californien (Etats-Unis d’Amérique), intitulée “Credit Agreement” en date du même jour (ou aux alentours de cette date) que la présente Convention (telle qu’elle pourrait être, le cas échéant, amendée, modifiée ou complétée ultérieurement étant ci-après dénommée la « Convention de Crédit »), conclue entre, notamment, GVEC Resource IV Inc. en qualité d’Arrangeur et d’Agent Administratif, les Prêteurs en qualité de prêteurs et Emrise Corporation (désignée ci-dessous) ainsi que certaines de ses filiales en qualité d’emprunteurs (les « Emprunteurs »), les Prêteurs ont consenti aux Emprunteurs une ouverture de crédit pour un montant maximum en principal de vingt-trois millions de dollars américains (23.000.000 USD).

(B)                      La société Emrise Corporation détient 100% du capital social du Constituant.

(C)                      Aux termes de la Garantie (tel que ce terme est défini ci-dessous), certaines filiales de la société Emrise Corporation dont le Constituant ont accepté chacun de garantir l’exécution des obligations de paiement des Emprunteurs au Bénéficiaire au titre de la Convention de Crédit (défini ci-dessous sous le terme « Obligations Garanties »).

(D)                     Le Constituant s’est ainsi engagé à consentir au Bénéficiaire pour sûreté et garantie du paiement de toutes sommes dues par lui au titre des Obligations Garanties, dans les conditions prévues par les présentes, un nantissement de premier rang sur son fonds de commerce (ci après la “Convention”). Le Bénéficiaire a désigné, au titre de l’article 2328-1 du Code civil, l’Agent Administratif pour l’inscription, la gestion et la réalisation de toute sûreté réelle consentie par le Constituant afin de garantir le paiement par le Constituant des Obligations Garanties.

CECI AYANT ETE EXPOSE, IL A ETE CONVENU CE QUI SUIT :

1                       Définitions - Interprétation

1.1               Définitions

Pour l’application de la présente Convention, sauf stipulation contraire, les termes et expressions commençant par une majuscule auront la signification qui leur est attribuée ci-dessous et, à défaut d’y être définis, ils auront la signification qui est attribuée à leur traduction anglaise dans la Convention de Crédit :

« Agent Administratif » a la signification donnée dans l’énoncée des parties à la présente Convention ;

« Arrangeur » désigne la société GVEC Resource IV Inc. ainsi que ses successeurs, cessionnaires et ayants-droit au titre de la Convention de Crédit ;

« Annexe » désigne l’une quelconque des annexes à la Convention ;

« Article » désigne l’un quelconque des articles de la Convention ;

« Bénéficiaire » désigne collectivement l’Agent Administratif, l’Arrangeur et les Prêteurs ainsi que leurs successeurs, cessionnaires et ayants-droit respectifs ;

« Cas de Réalisation » désigne le défaut d’exécution par le Constituant de l’une quelconque de ses obligations au titre de la Garantie ;

« Convention » désigne le présent acte de nantissement de Fonds de Commerce, y compris ses annexes, tel qu’il pourrait être amendé, modifié ou complété ultérieurement ;

« Droits de Propriété Intellectuelle » désigne les brevets d’invention, les licences, les marques, les dessins et modèles industriels, et généralement tous les droits de propriété intellectuelle (à l’exception toutefois du nom commercial) y compris les droits d’exploitation de logiciel, qui sont attachés au Fonds de Commerce;

« Emrise Corporation » désigne Emrise Corporation, société régie par le droit de l’Etat du Delaware (Etats-Unis d’Amérique) dont les bureaux principaux sont situés au 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California, 91370, Etats-Unis d’Amérique ;

« Fonds de Commerce » signifie le fonds de commerce du Constituant ou un ou plusieurs éléments et droits le composant (y compris, le cas échéant, les éléments et droits ultérieurement incorporés dans l’assiette du nantissement), nantis en faveur du Bénéficiaire, au titre de la Convention et tels que désignés à l’Article 3 ci-dessous, intitulé « Désignation du Fonds de Commerce nanti » ;

« Garantie » désigne la convention en date du même jour (ou aux alentours de cette date) que la présente Convention conclue entre, notamment le Constituant et certaines filiales de la société Emrise Corporation, au titre de laquelle ils ont octroyé en faveur de l’Arrangeur, l’Agent Administratif et les Prêteurs une garantie aux obligations de paiement des Emprunteurs au titre de la Convention de Crédit ;

« Nantissement » désigne le nantissement du Fonds de Commerce créé au profit du Bénéficiaire aux termes de la Convention ;

« Obligations Garanties » désigne toutes les obligations de payer toutes sommes présentes ou futures (qu’elles soient certaines ou conditionnelles), tant en principal, qu’en intérêts, intérêts de retard, commissions, pénalités, frais, charges, taxes et tous autres accessoires dues par les Emprunteurs envers le Bénéficiaire au titre de la Convention de Crédit et faisant l’objet des engagements du Constituant aux termes de la Garantie (étant entendu que l’intention des parties à la présente Convention est que ce terme corresponde au terme « Guaranteed Obligations » tel que défini à la Garantie) ; et

« Parties » désigne collectivement le Constituant et le Bénéficiaire.

1.2               Sauf stipulation contraire, dans la Convention :

1.2.1      les titres attribués aux Articles et Annexes ont pour seul but d’en faciliter la lecture et ne sauraient avoir d’influence sur son interprétation ;

1.2.2      les termes définis à l’Article 1.1 pourront être employés indifféremment au singulier ou au pluriel lorsque le sens ou le contexte l’exigeront ;

1.2.3      toutes les références faites à une personne comprennent ses successeurs, ayants-droit et ayants-cause ou toute autre personne venant aux droits et obligations de cette personne, de quelque manière que ce soit ;

1.2.4      les renvois à une convention ou autre document comprennent ses annexes ainsi que les modifications ou avenants dont la convention ou le document a fait l’objet ;

1.2.5      toute référence à une créance est réputée inclure les droits accessoires qui y sont attachés ; et

1.2.6      les références horaires font référence aux heures de Paris.

2                       Nantissement du Fonds de Commerce

Pour sûreté du paiement et de l’exécution complet et à bonne date des Obligations Garanties, le Constituant affecte, par la Convention, le Fonds de Commerce en nantissement au profit du Bénéficiaire, conformément aux dispositions des articles L.142-1 et suivants du Code de commerce et des dispositions réglementaires du Code de commerce afférentes à ces articles, et consent, en tant que de besoin, à ce que ce Nantissement soit dès à présent inscrit auprès du greffe du Tribunal de commerce de Dreux. A compter de l’accomplissement des formalités prévues à l’Article 4.1, le Nantissement constituera une sûreté de premier rang grevant le Fonds de Commerce en faveur du Bénéficiaire.

3                       Désignation du Fonds de Commerce nanti

3.1               Le Constituant affecte en nantissement son Fonds de Commerce, lequel consiste tant en France qu’à l’étranger, directement ou indirectement, pour son compte ou le compte de tiers :

(a)              l’importation, l’exportation, l’achat, la vente, la location, l’installation, l’entretien et la réparation de toutes marchandises, appareils et équipements dans le domaine de l’informatique et de ses annexes ainsi que la commercialisation des fournitures afférentes ;

(b)             et, plus généralement, toutes opérations commerciales, industrielles ou financières, mobilières ou immobilières, pouvant se rattacher directement ou indirectement à son objet social ou à tous objets similaires ou connexes ou susceptibles d’en faciliter l’exploitation ou le développement ainsi que la participation de la société par tous moyens, à toutes entreprises ou sociétés, créées ou à créer, pouvant se rattacher à son objet social, notamment par voie de création de sociétés nouvelles, d’apport, fusion, commandite, souscription, achat de titres ou droits sociaux, alliance, société en participation ou groupement d’intérêt économique.

3.2               Ledit Fonds de Commerce ainsi nanti comprend tout ce qui peut légalement y être compris aux termes de l’article L.142-2 du Code de commerce, à savoir, notamment :

(a)              l’enseigne, la clientèle et l’achalandage y étant attachés ;

(b)             le mobilier commercial et industriel, le matériel et l’outillage et l’équipement servant à son exploitation ;

(c)              les noms commerciaux, les brevets d’invention et licences, les marques de fabrique et de commerce y compris les Droits de Propriété Intellectuelle, les dessins et modèles, et plus généralement, tous les éléments incorporels et droits de propriété industrielle, intellectuelle, littéraire ou artistique qui sont attachés au Fonds de Commerce, y compris les logiciels et tous droits du Constituant au titre des licences de logiciels, contrats de maintenance et contrats d’accès aux codes sources, qui sont liés à son activité ;

(d)             le droit au bail, dans la mesure où il en existe un, des locaux dans lesquels le Fonds de Commerce est exploité ;

(e)              les logiciels et contrats de maintenance qui sont liés à l’activité du Constituant ; et

(f)                tous les autres actifs qui pourraient, à l’avenir, être incorporés dans l’assiette du Nantissement du Fonds de Commerce conformément à l’Article 6.4 de la Convention.

3.2.2                         Il est entendu que l’assiette du présent Nantissement sera automatiquement et dans les limites prévues par la loi, étendue en outre aux éléments suivants :

(a)              le mobilier ainsi que le matériel et l’outillage venant à être créé ou acquis par le Constituant, comprenant notamment le mobilier ou matériel supplémentaire acquis en remplacement ou à titre de perfectionnement ou d’amélioration du mobilier ou matériel actuel du Fonds de Commerce ;

(b)             le cas échéant, toutes indemnités d’assurance, d’éviction ou d’expropriation ou toutes autres indemnités au titre de l’un ou l’autre des éléments du Fonds de Commerce qui seraient versées au Constituant ;

(c)              le cas échéant, les droits aux baux, ainsi que toute prorogation ou extension de ces baux, relatifs aux locaux où serait exercée l’activité du Constituant relativement au Fonds de Commerce ou à toute succursale ou établissement secondaire du Constituant existant ou venant à être créé ;

(d)             le cas échéant, les noms commerciaux, marques de fabrique et de commerce, droits d’auteur, logos, dessins et modèles industriels et plus généralement tous les droits de propriété industrielle et intellectuelle ou autre actif incorporel venant à être créés ou acquis par le Constituant ainsi que toutes licences ou sous licences relatives à l’un de ces éléments incorporels ;

(e)              le cas échéant, les brevets français ou étrangers ainsi que tout procédé ou savoir-faire venant à être créés ou acquis par le Constituant ainsi que toutes licences ou sous licences relatives à l’un de ces éléments incorporels ; et

(f)                le cas échéant, tous les éléments susmentionnés tels que venant à être détenus (à quelque titre que ce soit) par les établissements secondaires du Constituant qu’il aurait ultérieurement créés.

4                       Enregistrement et frais

4.1             Enregistrement et inscriptions

4.1.1                         La présente Convention sera enregistrée par l’Agent Administratif auprès des autorités fiscales compétentes. L’Agent Administratif fera en outre inscrire le présent Nantissement de Fonds de Commerce dans les quinze (15) jours suivant la date de la Convention, auprès du greffe du tribunal de commerce de Dreux.

4.1.2                         A cet effet, tous pouvoirs sont donnés au porteur d’un exemplaire original de la Convention.

4.2             Frais et taxes

Le Constituant s’engage à rembourser à l’Agent Administratif, à première demande de celui-ci et sur présentation des justificatifs appropriés, tous les droits, impôts, taxes ou pénalités, présents ou futurs de quelque nature que ce soit, ainsi que tous les frais raisonnables (y compris les honoraires et débours d’avocats) supportés dans le cadre de la négociation de la Convention, sa préparation, sa signature, son enregistrement, son inscription, sa mise en œuvre et les modifications dont elle pourra faire l’objet ou qui en seront la suite ou la conséquence.

5                       Déclarations et garanties

5.1               Outre les déclarations et garanties du Constituant exposées dans la Garantie, le Constituant déclare et garantit au Bénéficiaire :

5.1.1                         qu’il est une société régulièrement constituée, immatriculée et existant valablement conformément à la législation et à la réglementation qui lui sont applicables et il a la capacité

d’être propriétaire de ses biens et autres actifs et d’exercer ses activités de la manière dont il les exerce actuellement et dont il envisage de les exercer par la suite ; que la conclusion et l’exécution de la Convention ont été dûment autorisées par ses organes sociaux compétents ;

5.1.2                         qu’il a la capacité de conclure la Convention et d’exécuter les obligations qui en résultent, et toutes les décisions requises de ses organes sociaux et de ses actionnaires et toutes les autres mesures nécessaires afin d’autoriser la conclusion et l’exécution de la Convention, ont été prises ;

5.1.3                         que la conclusion et l’exécution de la Convention ne contreviennent à aucune stipulation de ses statuts ou résolution de ses organes sociaux ;

5.1.4                         que la conclusion et l’exécution de la Convention ne contreviennent à aucune stipulation d’aucun contrat ou engagement auquel il est partie ou auquel il est tenu, ni ne violent en aucune façon les lois ou règlements qui lui sont applicables ;

5.1.5                         que la conclusion et l’exécution de la Convention ne nécessitent aucune autorisation, avis, licence, enregistrement ou approbation d’une ou auprès d’une autorité publique quelconque, à l’exception de ce qui est expressément prévu aux présentes, et que toutes les autorisations gouvernementales ou administratives qu’il devait obtenir afin de pouvoir conclure la Convention et exécuter ses obligations au titre de celle-ci, et afin d’assurer la validité et l’opposabilité des présentes ont été obtenues et sont en vigueur ;

5.1.6                         que la Convention constitue dès sa signature et demeurera, un engagement licite, valable et qui lui est opposable, conformément aux termes des présentes ;

5.1.7                         qu’aucune instance n’est en cours ou, à la connaissance du Constituant, n’est sur le point d’être intentée pour empêcher ou interdire la conclusion ou l’exécution de la Convention ou qui pourrait avoir un effet défavorable important sur son activité, son patrimoine ou sa situation économique et financière ;

5.1.8                         qu’il a parfaite connaissance des documents donnant lieu aux Obligations Garanties, dont il reconnaît avoir reçu une copie dans le cas où il ne serait pas partie, notamment la Convention de Crédit et la Documentation du Crédit (telle que définie dans la Convention de Crédit et correspondant au terme anglais « Loan Documents ») ;

5.1.9                         qu’aucune autorisation d’un tiers ne sera nécessaire en cas de vente du Fonds de Commerce à la suite de la réalisation du présent Nantissement ;

5.1.10                   qu’il est propriétaire du Fonds de Commerce, ainsi qu’en attestent les extraits de son immatriculation au Registre du Commerce et des Sociétés de Dreux ;

5.1.11                   qu’il a donné au Bénéficiaire toutes les informations requises par ce dernier sur l’ensemble des éléments nantis ou devant être nantis aux termes de la Convention;

5.1.12                   qu’il n’est propriétaire à ce jour d’aucun fonds de commerce hormis le Fonds de Commerce sur lequel porte le présent Nantissement et qu’il est, en vertu ou non de contrats de licence, effectivement et valablement autorisé à utiliser tous les actifs et droits inclus dans l’assiette du Nantissement ;

5.1.13                   qu’il n’est propriétaire à ce jour d’aucun Droit de Propriété Intellectuelle ;

5.1.14                   qu’il n’est titulaire à ce jour, à un quelconque titre (et notamment en vertu d’une licence), d’aucun Droit de Propriété Intellectuelle autres que ceux compris dans l’assiette du présent Nantissement ;

5.1.15                   qu’il est titulaire de titres valables et licites d’occupation des locaux où est exploité le Fonds de Commerce ;

5.1.16                   qu’aucune licence ou sous licence portant sur un quelconque Droit de Propriété Intellectuelle ou nom commercial n’a, à ce jour, été concédée par le Constituant à des tiers ; et

5.1.17                   qu’aucun des éléments du Fonds de Commerce dont le Constituant est propriétaire n’a été ou ne doit être préalablement nanti en faveur de banques tierces au titre des articles L525-1 et suivants du Code de commerce.

5.2               Les déclarations et garanties du Constituant mentionnées à l’Article 5.1 des présentes survivront à la signature de la Convention et seront réputées être réitérées par le Constituant comme étant sincères et exactes à chaque date à laquelle les déclarations et garanties mentionnées dans la Convention de Crédits seront réitérées.

6                       Engagements du Constituant

Le Constituant s’engage par les présentes dans les termes suivants :

6.1             Protection du Fonds de Commerce

Le Constituant veillera à la préservation et à la conservation du Fonds de Commerce, maintiendra (sous réserve de l’usure normale) les éléments composant le Fonds de Commerce en état normal de fonctionnement et en activité, s’abstiendra de tout acte pouvant diminuer de manière significative la valeur du Fonds de Commerce autre que tout acte de disposition d’un élément du Fonds de Commerce dans le cours normal des affaires et s’engage à notifier promptement à l’Agent Administratif toute circonstance ou tout événement susceptible d’affecter de manière significative et défavorable (i) la valeur du Fonds de Commerce, (ii) la capacité du Constituant d’utiliser le Fonds de Commerce, ou (iii) l’exercice par le Constituant de ses droits et ses recours concernant le Fonds de Commerce aussi bien immédiats que futurs.

6.2             Notification de nantissement envisagé

Le Constituant s’engage à notifier à l’Agent Administratif toute information dont il aurait connaissance et selon laquelle un tiers quelconque envisagerait ou serait sur le point de prendre ou de se voir consentir un privilège ou une sûreté sur l’un quelconque des éléments inclus dans l’assiette du Nantissement du Fonds de Commerce, ou devant s’y ajouter en vertu du présent Article 6.

6.3             Nécessité de l’accord écrit de l’Agent Administratif

Le Constituant devra obtenir l’accord exprès et écrit de l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, préalablement à l’accomplissement de toute action, à la signature de tout accord ou contrat, ou à l’acceptation de tout engagement qui aurait pour effet de diminuer de manière significative la valeur du Fonds de Commerce. En particulier, le Constituant ne pourra, sans l’accord préalable et écrit de l’Agent Administratif :

6.3.1                         modifier ou laisser modifier la structure juridique ou économique de l’entreprise exploitant le Fonds de Commerce ;

6.3.2                         aliéner de quelque façon que ce soit le Fonds de Commerce ou l’un quelconque de ses éléments, exception faite des opérations de gestion courantes et des opérations de remplacement ;

6.3.3                         s’engager dans toute opération n’entrant pas dans son objet social ou n’entrant pas dans le cadre habituel de son exploitation ; ou

6.3.4                         donner le Fonds de Commerce en location-gérance ou grever ou laisser grever le Fonds de Commerce par toute charge ou sûreté, même d’un rang secondaire par rapport au présent Nantissement.

6.4             Nouveau fonds de commerce

Si dans l’avenir, le Constituant devenait propriétaire de nouveaux fonds de commerce (que ce soit par acquisition, création, apport ou tout autre moyen) avant le paiement complet des Obligations Garanties, il devra immédiatement en informer l’Agent Administratif. En outre, le Constituant s’engage, à la demande de l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, à affecter promptement en nantissement tout nouveau fonds de commerce dont il deviendrait propriétaire au profit du Bénéficiaire dans des conditions identiques à celles stipulées dans la Convention.

6.5             Renouvellement des enregistrements et inscriptions - Nouvelles inscriptions

6.5.1                         Le Constituant autorise dès à présent l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, à renouveler aux frais du Constituant l’inscription du présent Nantissement (y compris au titre de tous avenants), pour une nouvelle période légale de protection, dont la durée sera égale à la durée maximale permise par la loi, et ce à l’expiration de chaque période correspondant à la période légale de validité du Nantissement constitué en vertu de la Convention et ce aussi longtemps qu’un montant quelconque restera dû et exigible au titre des Obligations Garanties.

6.5.2                         En ce qui concerne les nouveaux droits de propriété intellectuelle ou industrielle créés ou acquis par le Constituant après la date des présentes qui sont compris de plein droit dans l’assiette du Nantissement, constitué en vertu de l’Article 3 des présentes, y compris, la totalité des marques, logos, droits de propriété intellectuelle, dessins et modèles industriels, brevets de droit français ou de droits étrangers ainsi que des procédés ou savoir-faire et plus généralement, tous les droits de propriété industrielle, littéraire ou artistique ainsi que tous les noms commerciaux, ainsi que toutes les licences ou sous licences relatives à l’un de ces éléments incorporels qui seraient accordées par le Constituant à des tiers, y compris les logiciels, tous nouveaux droits du Constituant au titre de licences de logiciels, les contrats de maintenance et contrats d’accès aux codes sources, qui sont ou seront liés à son activité, le Constituant autorise d’ores et déjà l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, à enregistrer immédiatement, aux frais du Constituant, auprès de l’Institut National de la Propriété Industrielle le nantissement portant sur les nouveaux droits acquis par le Constituant.

6.6             Autres engagements

6.6.1                         Le Constituant s’engage par la Convention à informer sans délai l’Agent Administratif de tout sinistre affectant de manière significative le Fonds de Commerce ou l’un de ses éléments et à prendre à ses frais, toute mesure et à signer tout document ou acte qui pourra être raisonnablement requis par l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, à tout moment en vue d’établir la preuve, d’assurer l’efficacité, de préserver ou de procéder à la réalisation du Nantissement constitué au profit du Bénéficiaire.

6.6.2                         En outre, le Constituant s’engage expressément à informer l’Agent Administratif de la création ou de l’acquisition de toute succursale ou établissement secondaire dans lesquels le Constituant exploiterait tout ou partie de son Fonds de Commerce ou tout nouveau fonds de commerce, et ce dans les cinq (5) Jours Ouvrables suivant l’inscription d’un tel établissement secondaire ou d’une telle succursale auprès du Registre du Commerce et des Sociétés compétent, afin de permettre à l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, d’effectuer toute inscription nouvelle ou complémentaire qui serait nécessaire à la constitution, à l’extension ou à la préservation du Nantissement.

7                       Assurances

Le Constituant s’engage à assurer ou à faire assurer dès ce jour et à maintenir constamment et adéquatement assurés tant que la Convention sera en vigueur, le matériel, le mobilier, l’outillage et les agencements et autres biens assurables du Fonds de Commerce contre tous les risques normalement assurés par les sociétés commerciales ayant le même type d’activités que le Constituant, et notamment, sans que cette liste soit limitative, les risques d’incendie, explosion, foudre, bris et dégâts des eaux, perte, destruction, émeute, troubles sociaux, actes de terrorisme et vol. Ces assurances devront être souscrites par le Constituant auprès d’une ou des compagnies d’assurance notoirement solvable(s) ou agréée(s) par l’Agent Administratif. Le Constituant s’engage à renouveler ces assurances à chaque échéance jusqu’au paiement complet des Obligations Garanties et à justifier de ces assurances à l’Agent Administratif à tout moment sur simple demande de celui-ci. Le Constituant reconnaît expressément qu’en cas de réalisation du présent nantissement, les indemnités d’assurance qui seraient allouées au Constituant en cas de sinistre seront payées à l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, à concurrence du montant des indemnités versées (et pour un maximum égal aux Obligations Garanties), au titre de l’article L. 121-13 du Code des Assurances. A cette fin, l’Agent Administratif adressera une notification aux compagnies d’assurance pertinentes. Il est convenu que toute somme reçue par l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, au titre du présent paragraphe viendra de plein droit en paiement des sommes dues au titre des Obligations Garanties.

8                       Durée

8.1               Les déclarations, garanties et engagements ci-dessus exposés engageront le Constituant, la Convention restera en vigueur et le Bénéficiaire pourra exercer tout droit ou privilège suite au Nantissement consenti aux termes des présentes aussi longtemps qu’un montant quelconque restera dû au titre des Obligations Garanties.

8.2               L’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, accepte par conséquent de donner mainlevée du présent Nantissement, aux frais du Constituant, dès lors qu’il constate (i) que les Obligations Garanties ont été intégralement remboursées et (ii) qu’aucun prêt ou ouverture de crédit ne sera disponible pour les Emprunteurs au titre de la Convention de Crédit.

9                       Réalisation du nantissement

En cas de défaillance du Constituant au titre des Obligations Garanties (ci-après un « Cas de Réalisation »), l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, pourra :

9.1               en ce qui concerne le Nantissement constitué en vertu de la Convention, exercer immédiatement l’ensemble des droits et privilèges et engager toute action réservés par la loi au créancier gagiste, et notamment, poursuivre la réalisation du Nantissement, conformément aux termes des articles L141-5 et suivants et de l’article L521-3 du Code de commerce (ou de toute autre disposition légale alors en vigueur) ; et

9.2               en ce qui concerne les contrats et licences compris dans l’assiette du Nantissement de Fonds de Commerce et dont la cession requiert le consentement du cocontractant ou du concédant, demander, sans l’accord préalable du Constituant, le consentement dudit cocontractant ou concédant en vue de permettre le transfert des contrats et licences concernés à toute personne qui deviendrait ou serait susceptible de devenir propriétaire du Fonds de Commerce consécutivement à la réalisation du Nantissement.

ETANT ENTENDU, DANS TOUS LES CAS, QUE le Constituant s’engage d’ores et déjà par les présentes, à effectuer toutes les diligences raisonnables, promptement après la réalisation du Nantissement, afin d’obtenir le consentement d’un tel cocontractant ou concédant en vue d’une cession visée ci-dessus, sans que le Constituant puisse être tenu responsable en cas de refus d’un cocontractant ou concédant de consentir la cession visée ci-dessus ; et

ETANT EGALEMENT ENTENDU QUE le Constituant s’engage à effectuer toutes les diligences raisonnables pour inclure, dans les contrats et licences portant sur des droits futurs ou supplémentaires, des stipulations autorisant le transfert desdits contrats et licences en cas de réalisation du Nantissement, sans que le Constituant puisse être tenu responsable en cas de refus d’un cocontractant ou concédant de consentir la cession visée ci-dessus.

10                Notifications

Toutes les notifications ou communications effectuées en application de la Convention seront réalisées conformément aux stipulations de l’article 5.15 de la Garantie.

11                Dispositions générales

11.1         La présente Convention n’affecte et ne pourra affecter en aucune manière la nature et l’étendue de tous engagements et de toutes sûretés et garanties relatifs aux Obligations Garanties qui ont pu ou pourront être contractés ou fournis, soit par le Constituant, soit par tout tiers, auxquels elle s’ajoute.

11.2         La Convention est irrévocable et s’appliquera de plein droit nonobstant :

11.2.1                   tout renouvellement, extension ou prorogation de la Convention de Crédit et/ou de la Garantie donnant lieu aux Obligations Garanties ;

11.2.2                   toute novation ou autre modification de la Convention de Crédit et/ou de la Garantie donnant lieu aux Obligations Garanties ; et

11.2.3                   toute nullité, irrégularité, inopposabilité ou absence de caractère exécutoire de tout ou partie de la Convention de Crédit et/ou de la Garantie donnant lieu aux Obligations Garanties et/ou de toute autre sûreté ou document mentionné dans ou afférent à la Convention de Crédit et à ses annexes, notamment en garantie de toute obligation de restitution à la charge du Constituant.

11.3         Le présent Nantissement ne pourra être éteint ou donner lieu à mainlevée, partiellement ou totalement à raison d’un quelconque paiement partiel entre les mains du Bénéficiaire au titre des Obligations Garanties.

11.4         Tous les droits conférés au Bénéficiaire par la Convention ou par tout autre document délivré en exécution ou à l’occasion de la Convention, ainsi que les droits, engagements ou autres sûretés du Bénéficiaire consentis par le Constituant ou découlant de la loi, sont cumulatifs et pourront être exercés à tout moment. Le Bénéficiaire pourra exercer ses droits au titre de la Convention quand bien même ses autres droits, engagements ou sûretés en garantie des Obligations Garanties n’auraient pas été exercés.

11.5         Sous réserve des règles relatives à la prescription, le fait pour le Bénéficiaire et/ou l’Agent Administratif, agissant au nom et pour le compte du Bénéficiaire, de ne pas exercer un droit ou de l’exercer tardivement ne saurait constituer une renonciation à ce droit, et l’exercice d’un seul droit ou son exercice partiel n’empêchera pas le Bénéficiaire de l’exercer à nouveau dans l’avenir ou d’exercer tout autre droit. Aucun octroi d’un délai supplémentaire au Constituant par l’un quelconque des Bénéficiaires ne constituera une renonciation par le Bénéficiaire de l’exercice de tout droit ou faculté auquel le Bénéficiaire à droit au titre de la Convention. Le Bénéficiaire n’assume aucune responsabilité envers le Constituant à raison de l’exercice tardif ou du non-exercice des droits et prérogatives conférés par la Convention.

11.6         Dans l’hypothèse où une stipulation de la Convention serait ou deviendrait illégale, nulle ou inopposable, une telle illicéité, nullité ou inopposabilité ne portera pas atteinte à la licéité, à la validité ou à l’opposabilité des autres stipulations des présentes. Les Parties conviennent néanmoins que dans une telle hypothèse, elles négocieront de bonne foi afin de remplacer la stipulation concernée par une nouvelle stipulation valable, opposable et conforme à l’intention initiale des Parties.

12                Successeurs et Ayants-Droit

12.1         Tous les droits et obligations du Bénéficiaire résultant de la Convention profiteront à ses successeurs, cessionnaires et ayants-droit ainsi qu’aux éventuels successeurs, cessionnaires et ayants-droit de ces derniers, et toutes les modalités, promesses, engagements, déclarations et garanties au titre des présentes lieront le Constituant et ses successeurs, cessionnaires et ayants-droit ainsi que les éventuels successeurs, cessionnaires et ayants-droit de ces derniers.

12.2         Le Constituant reconnaît que le Bénéficiaire a, en application des stipulations de la Convention de Crédit, la faculté de céder tout ou partie de ses droits au titre de la Convention de Crédit et convient que les stipulations de la Convention ainsi que le Nantissement envisagé dans la Convention bénéficieront à tout cessionnaire du Bénéficiaire.

12.3         Le Constituant ne pourra céder ou transférer tout ou partie de ses droits ou obligations au titre de la Convention.

12.4         La sûreté constituée en vertu des présentes ne sera pas affectée par une modification, un avenant, un ajout ou une cession afférent à la Convention de Crédit et/ou la Garantie. Le Constituant s’engage à signer tout document permettant à tout ayant-droit du Bénéficiaire de bénéficier des droits du Bénéficiaire au titre des présentes.

12.5         En cas de changement d’Agent Administratif aux termes de l’article 15.9 de la Convention de Crédit, le nouvel Agent Administratif bénéficiera de la présente Convention et du Nantissement constitué aux termes de ladite Convention, sans que ceci emporte novation. Le Constituant, sur simple demande de l’Agent Administratif, s’engage à prendre toute mesure et signer tout document aux fins d’établir les droits du nouvel Agent Administratif.

13                Loi applicable et attribution de juridiction

13.1         La Convention sera régie, pour sa validité, son interprétation et son exécution, par le droit français.

13.2         Les Parties conviennent irrévocablement par les présentes que tout litige ou toute autre procédure concernant la Convention ou tous documents ou actes y afférents, sera de la compétence du Tribunal de Commerce de Paris ou d’une juridiction compétente relevant de l’Etat de Californie, sans préjudice de la faculté pour le Bénéficiaire de saisir toute autre juridiction compétente de son choix.

Les signatures des Parties figurent en dernière page des présentes.

Annexe 1
Les Prêteurs

GVEC Resource IV Inc.

Walkers (BVI) Limited

Walkers Chambers

PO Box 92

Road Town

Tortola, Iles Vierges Britanniques

PAGE DE SIGNATURE

État de Californie (États-Unis d’Amérique), le 30 Novembre, en cinq (5) exemplaires originaux

CXR ANDERSON JACOBSON SAS
Constituant

Par :	Carmine Thomas Oliva	)
Qualité :	President	) /s/ Carmine Thomas Oliva

GVEC RESOURCE IV INC.
Agent Administratif

Par :	Robert J. Anderson	)
Qualité :	Authorized Signatory	) /s/ Robert J. Anderson

Par :	Peter Paul Mendel	)
Qualité :	Authorized Signatory	) /s/ Peter Paul Mendel

LES BENEFICIAIRES
Représentés par l’Agent Administratif

Par :	Robert J. Anderson	)
Qualité :	Authorized Signatory	) /s/ Robert J. Anderso

Par :	Peter Paul Mendel	)
Qualité :	Authorized Signatory	) /s/ Peter Paul Mendel